UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

AGENUS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-29089	06-1562417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Forbes Road
Lexington, Massachusetts		02421
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 781 674-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AGEN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2026, the Compensation Committee (the "Committee") of the Board of Directors of Agenus Inc. (the "Company") approved a special, one-time performance-based stock option award to Garo H. Armen, Ph.D., the Company’s Chairman and Chief Executive Officer, under and subject to the Company’s Amended and Restated 2019 Equity Incentive Plan. The Committee acted with the assistance of its independent compensation consultant, Aon Talent Solutions, which evaluated multiple alternative structures.

The award consists of 1,971,500 performance-based stock options with a 10-year term. At Dr. Armen’s request, the exercise price of the options was set at $7.78 per share, the price at which options were granted to other members of the Company’s management team on August 5, 2026, which exceeded the closing price of the Company’s common stock on August 10, 2026. Dr. Armen requested that his options not be priced below those of his team, resulting in a premium exercise price.

The options are divided into five equal tranches, each of which vests only if the Company’s stock price achieves and sustains, for 30 consecutive calendar days during the five-year performance period, a level equal to 3x, 4x, 5x, 6x, and 8x, respectively, of the measurement price of $7.78 per share, subject in each case to a minimum three-year service requirement. Unvested options are forfeited upon termination of employment for any reason, including retirement and in connection with a change in control, and no acceleration provisions apply; in the case of death or disability, the Committee retains discretion to vest previously earned tranches. Shares acquired upon exercise, except as necessary to pay tax withholding are generally subject to a one-year post-exercise holding requirement. The award is subject to the Company’s clawback policy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agenus Inc.

Date:	August 12, 2026	By:	/s/ Garo H. Armen
Garo H. Armen, Chairman and CEO